EXHIBIT 23.2

                            CONSENT OF INDEPENDENT ACCOUNTANTS




         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report, dated April 25, 1997, relating to the consolidated financial statements of First Citizens Corporation and subsidiaries, contained in the annual report on Form 10-KSB for the year ended March 31, 1997.



                                            MAULDIN & JENKINS, LLC


                                            /s/ Mauldin & Jenkins, LLC

Atlanta, Georgia
September 29, 1997